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                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

         This Registration Rights Agreement dated as of January 29, 1997, is between PaperClip Software, Inc., a Delaware corporation (the "Company"), and Access Solutions International, Inc. (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Convertible Promissory Note of even date ("Note"), the parties hereto have agreed to provide for the registration rights set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         Commission means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         Common Stock means the Common Stock, $.01 par value per share of the Company and any shares of any other class of capital stock of the Company hereafter issued which: (i) are not preferred in the Company's charter as to dividends or assets over any class of stock of the Company, (ii) are not subject to redemption in the Company's charter, or (iii) are issued to the holders of shares of Common Stock upon any reclassification thereof.

         Demand Registration means the registration requested by the Stockholders pursuant to Section 2(a)(i).

         Indemnified party. As defined in Section 8(c).

         Person means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

         Piggyback Registration. As defined in Section 3(a)(i).

         Public Sale means any sale of Restricted Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act or any other public offering not required to be registered under the Securities Act.

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         Registration Expenses. As defined in Section 7(a).

         registered and registration refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         Restricted Securities means at any particular time all shares of Stock issued or issuable to Stockholder upon the exercise of the conversion rights pursuant to the Note, which shares have not been sold in a Public Sale, or which are not able to be sold in a Public Sale pursuant to the provisions of Rule 144 of the Securities Act.

         Securities Act means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         Stock means all shares of Common Stock or Preferred Stock now or hereafter owned by the Stockholders.

         Stockholders means initially, the Purchaser, and thereafter any Person who becomes a party to this Agreement by executing an Instrument of Accession in connection with the transfer to or acquisition by such Person of any Restricted Securities from the Purchaser or any subsequent transferee of the Purchaser; provided that a Person shall cease to be a Stockholder hereunder at such time as such Person ceases to own Restricted Securities.

         Underwriters Maximum Number means for any Piggyback Registration, Demand Registration or other registration which is an underwritten registration, that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

         2. Stockholder Demand Registration.

            (a)  Request for Demand Registration.

                 (i) Subject to the limitations contained in the following paragraphs of this Section 2, the holders of fifty-one (51%) percent or more of the Restricted Securities may at any time give to the Company, pursuant to this clause (i), a written request for a Demand Registration of Restricted Securities. Within 10 days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all Stockholders.

                 (ii) Subject to the limitations contained in the following paragraphs of this Section 2, after the receipt of such written request for a Demand Registration: (A) the Company will be obligated and required to include in such Demand Registration all Restricted Securities with respect to which the Company shall receive from Stockholders, within 30 days (the

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         "Inclusion Period") after the date on which the Company shall have given to all Stockholders a written notice of registration request pursuant to Section 2(a)(i) hereof, the written requests of such Stockholders for inclusion of their respective shares of Restricted Securities in such Demand Registration, and (B) the Company will use its reasonable best efforts in good faith to effect promptly (but in no event later than ninety-five (95) days from the end of the Inclusion Period, provided, however, that such ninety-five (95) day period shall be extended for up to sixty (60) additional days in the event of a material development that shall hinder the Company from effecting such registration) the registration of all such Restricted Securities; provided, that, the Company shall not be obligated to cause the effectiveness of a Demand Registration of any convertible Restricted Securities unless and until such convertible Restricted Securities included in a Demand Registration shall have been converted into Common Stock of the Company prior to or simultaneously with the effectiveness of a Demand Registration; and provided, further, that each Stockholder shall be entitled to convert any Common Stock so converted back into convertible Restricted Securities in the event such Demand Registration is not declared effective. All written requests made by Stockholders pursuant to this clause (ii) will specify the number of shares of Restricted Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall, in any case, be an underwritten offering if an underwritten offering is requested by holders of 51% or more of the Restricted Securities to be included in such Demand Registration.

                 (iii) Any Stockholder shall be permitted to withdraw all or any part of the Restricted Securities of such Stockholder from any Demand Registration at any time prior to the effective date of such Demand Registration, but in the case of an underwritten public offering, only if such Stockholder is permitted to do so by the managing underwriters or pursuant to any agreement therewith. Upon such withdrawal, subject to Section 2(b)(ii), such Restricted Securities shall count as being part of a Demand Registration for purposes of Section 7(a) hereof unless the withdrawing Stockholder bears one-half of its pro rata share of the costs associated with such Demand Registration.

            (b)  Limitations on Demand Registration.

                 (i) The Stockholders will not be entitled to require the Company to effect any Demand Registration pursuant to Section 2(a) hereof more frequently than once during the term hereof, or within six months after the effective date of any Piggyback Registration pursuant to Sections 2 or 3 hereof. Registrations pursuant to this Section 2 shall be on Form S-1 or S-2 or Form SB-1 or SB-2 or, if any Demand Registration would be eligible for registration on Form S-3, the Company may effect such Demand Registration pursuant to Form S-3.

                 (ii) Any registration initiated pursuant to Section 2(a) hereof shall not count as a Demand Registration for purposes of
         Section 7(a) hereof unless and until such registration shall have become effective and seventy-five percent (75%) of the number of shares that count as part of the Demand Registration shall have been actually sold.

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                 (iii) The Company shall not be obligated or required to effect the Demand Registration of any Restricted Securities pursuant to
         Section 2(a) hereof during the period commencing on the date falling
         60 days prior to the Company's estimated date of filing of, and ending on the date 180 days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Stockholders for such Demand Registration pursuant to Section 2(a)(i) hereof shall have been received by the Company after the Company shall have given to all Stockholders a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company will use its reasonable best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as shall be reasonably possible. The Company shall not be required to maintain the effectiveness of any Demand Registration beyond the earlier to occur of (i) the consummation of the distribution by Stockholders of the Restricted Securities included therein or (ii) 120 days after the effective date thereof.

         (c) Priority on Demand Registrations. If the managing underwriters in any Demand Registration pursuant to this Section 2 shall give written advice to the Company and the Stockholders that, in their opinion, there is an Underwriters' Maximum Number of shares of Restricted Securities that may successfully be included in such registration, then: (i) if the Underwriters' Maximum Number is less than the number of shares of Restricted Securities requested to be included in such registration, the Company will be obligated and required to include in such registration that number of shares of Restricted Securities which does not exceed the Underwriters' Maximum Number, and such number of shares of Stock shall be allocated pro rata among such Stockholders on the basis of the number of shares of Restricted Securities requested to be included therein by each such Stockholder; and (ii) if the Underwriters' Maximum Number exceeds the number of shares of Restricted Securities requested to be included in such registration, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess. Neither the Company nor any of its security holders (other than the Stockholders) shall be entitled to include any securities in any underwritten Demand Registration unless the Company or such security holders (as the case may be) shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the Restricted Securities to be included in such Demand Registration.

         (d) Selection of Underwriters. If any Demand Registration or any registration effected pursuant to Section 2 hereof is an underwritten offering, or a best efforts underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the Company, subject to the approval of the holders of 51% or more of the Restricted Securities to be included in such registration.

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         3. Piggyback Registrations.

            (a)  Rights to Piggyback.

            (i) If (and on each occasion that) the Company proposes to register any of its equity securities or any other securities convertible into equity securities under the Securities Act for its own account (other than a registration statement on Form S-4 or S-8 or any substitute form that may, from time to time, be adopted by the Commission) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "Piggyback Registration"), the Company will give written notice to all Stockholders of such proposal not later than 20 days prior to the anticipated filing date of such Piggyback Registration.

         (ii) Subject to the provisions contained in paragraphs (b) and (c) of this Section 3 and in the last sentence of this clause (ii): (A) the Company will be obligated and required to include in each Piggyback Registration all Restricted Securities with respect to which the Company shall receive from holders of fifty-one (51%) percent or more of the Restricted Securities, within 15 days (the "Piggyback Inclusion Period") after the date on which the Company shall have given written notice of such Piggyback Registration to all Stockholders pursuant to
         Section 3(a)(i) hereof, the written requests of such Stockholders for inclusion in such Piggyback Registration, and (B) the Company will use its reasonable best efforts in good faith to effect promptly (but in no event later than ninety-five (95) days from the end of the Piggyback Inclusion Period, provided, however, that such ninety-five day period shall be extended for up to sixty additional days in the event of a material development that shall hinder the Company from effecting such registration) the registration of all such Restricted Securities; provided, that the Company shall not be obligated to cause the effectiveness of a Piggyback Registration of any convertible Restricted Securities unless and until such convertible Restricted Securities included in a Piggyback Registration shall have been converted into Common Stock of the Company prior to or simultaneously with the effectiveness of a Piggyback Registration; and provided, further, that each Stockholder shall be entitled to convert any Common Stock so converted back into convertible Restricted Securities in the event such Piggyback Registration is not declared effective. Any Stockholder shall be permitted to withdraw all or any part of the Restricted Securities of such Stockholders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration, but in the case of an underwritten offering only if such Stockholder is permitted to do so by the managing underwriters or pursuant to any agreement therewith. The Company shall not be required to maintain the effectiveness of any Piggyback Registration beyond the consummation of the distribution by holders of Restricted Securities included in such Piggyback Registration.

              (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration initiated by the Company, and the managing underwriters shall give written advice to the Company that, in their opinion, there is an Underwriters' Maximum

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Number of securities that may successfully be included in such registration, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number; and (ii) the Company will be obligated and required to include in such registration that number of shares of Restricted Securities which shall have been requested by the holders thereof to be included in such registration and which does not exceed the difference between the Underwriters' Maximum Number and that number of securities which the Company is entitled to include therein pursuant to clause (i) above and such number of shares of Restricted Securities shall be allocated pro rata among such Stockholders on the basis of the number of shares of Restricted Securities requested to be included therein by each such Stockholder.

              (c) Selection of Underwriters. In any Piggyback Registration, the Company, in its sole discretion, shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

         4. Lockup Agreements.

              (a) Restrictions on Public Sale by Stockholders. Each Stockholder, if the managing underwriters so request in connection with such registration, will not, without the prior written consent of such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the seven days prior to, and during the ninety-day period commencing on the effective date of such underwritten registration, except in connection with such underwritten registration.

              (b) Restrictions on Public Sale by the Company. The Company agrees, unless it obtains the consent of the managing underwriter(s) of any underwritten offering of Restricted Securities pursuant to Sections 2 or 3 hereof, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the ninetieth day (or such longer period as shall be required by the managing underwriters) following, the effective date of any underwritten Demand or Piggyback Registration, except in connection with any such underwritten registration, pursuant to any employee benefit plan or as part of a business combination transaction.

         5. Registration Procedures. If (and on each occasion that) the Company shall become obligated to effect any registration of any Restricted Securities hereunder, the Company will use its reasonable best efforts in good faith to effect promptly the registration of such Restricted Securities under the Securities Act and to permit the public offering and sale of such Restricted Securities in accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, will:

              (a) prepare and file with the Commission a registration statement with respect to such Restricted Securities, and use its reasonable best efforts in good faith to cause such registration statement to become and remain effective as provided herein;

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all

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securities covered by such registration statement or as may be necessary to keep such registration statement effective and current as provided herein;

              (c) as soon as reasonably practicable, furnish to each seller of Restricted Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents, all as any such seller may reasonably request in order to facilitate the disposition of the Restricted Securities held by such seller;

              (d) enter into such customary agreements (provided they do not require the issuance of securities at a discount to any underwriter) and take all such other customary actions in connection therewith as the Stockholders holding 51% or more of the Restricted Securities being registered reasonably request in order to expedite or facilitate the disposition of such Restricted Securities;

              (e) use its reasonable best efforts in good faith to register and qualify the Restricted Securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as any seller (or the managing underwriter, in the case of any underwritten offering) shall reasonably request in light of the intended plan of disposition, and do any and all such other acts and things as may be reasonably necessary or advisable to permit the disposition in such jurisdictions of the Restricted Securities covered by such registration statement; provided, however that the Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction or subject itself to taxation in any jurisdiction where the Company is not already subject to taxation; and

              (f) furnish to each prospective seller a signed counterpart, addressed to the prospective sellers, (or to the underwriters, in the case of any underwritten offering) of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of the "comfort" letter, with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

         6. Cooperation by Prospective Sellers, Etc.

              (a) Each prospective seller of Restricted Securities will furnish to the Company in writing such information as the Company may reasonably require and which is customary in

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such transactions from such seller, and otherwise reasonably cooperate with the
Company in connection with any registration statement with respect to such Restricted Securities and the Company may exclude from such Registration Statement the Restricted Securities of any prospective seller who fails to furnish such reasonably requested information within 30 days after receiving such request.

              (b) The failure of any prospective seller of Restricted Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

              (c) The Stockholders included in any registration statement will not (until receipt of a notice to the contrary) effect sales of Restricted Securities included in any registration statement after receipt of written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

              (d) At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided herein (and any extensions thereof required by the preceding paragraph (c) of this Section 6), the Stockholders included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Stockholders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

         7. Registration Expenses.

              (a) Except as otherwise provided herein, all out of pocket costs and expenses incurred or sustained by the Company in connection with or arising out of the Demand Registration pursuant to Section 2 hereof and each registration pursuant to Section 3 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with federal and state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Restricted Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel representing any or all of the holders of Restricted Securities (selected by the holders of fifty-one (51%) percent or more of the Restricted Securities), reasonable fees and disbursements of all independent certified public accountants of the Company (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts, commissions and expenses representing disguised commissions), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and

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expenses of all (if any) other persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company; provided, however, that the Company shall not pay nor otherwise be responsible for any legal fees or disbursements of additional counsel other than as set forth above. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

              (b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Restricted Securities to any purchaser thereof by any Stockholder in connection with any registration of Restricted Securities pursuant to this Agreement.

              (c) To the extent that expenses reasonably incurred by the Company incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Stockholder included in such registration will pay all such expenses which are clearly solely attributable to the registration of such Stockholder's Restricted Securities so included in such registration, and all other such expenses not so attributable to one Stockholder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

         8. Indemnification.

              (a) Indemnification by the Company. To the full extent permitted by law, the Company will indemnify each Stockholder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors, agents, employees and partners of each such Person and each Person, if any, who controls any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, prospectus or any amendment or supplement thereto, or any document filed pursuant to state securities laws (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Stockholder, underwriter, and each other Person indemnified pursuant to this paragraph (a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) made in reliance upon and in conformity with

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written information furnished to the Company in an instrument duly executed by such Stockholder, underwriter, officer, director, partner or controlling person and stated to be specifically for use therein. provided, however, that the Company shall not be liable to any such Stockholder to the extent that any such claim, loss, damage, liability or action arise out of or are based upon any untrue statement or omission made in any preliminary prospectus if: (i) having previously been furnished by or on behalf of the Company with copies of such final prospectus, such Stockholder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Stockholder to the person asserting the claim from which such claim, loss, damage, liability or action arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; provided, further, that the Company shall not be liable to any Stockholder in any such case to the extent that any such claim, loss, damage, liability or action arise out of or are based upon any untrue statement or omission in any prospectus if: (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, such Stockholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Restricted Security to the person asserting the claim from which such claim, loss, damage, liability or action arise.

              (b) Indemnification by Each Stockholder. Each Stockholder requesting or joining in a registration will severally and not jointly indemnify each underwriter of the securities so registered, the Company and the officers, agents, employees and directors and partners of each such Person and each Person, if any, who controls any thereof, together with the officers, agents, employees, directors and partners of such controlling person (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, prospectus, or any amendment or supplement thereto, or any document filed pursuant to state securities laws (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Stockholder of any rule or regulation promulgated under the Securities Act applicable to such Person and relating to any action or inaction required of such Person in connection with any such registration, qualification or compliance, and such Stockholder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission (or alleged untrue statement or omission) was made in reliance upon and in conformity with written information furnished to such underwriter or the Company in an instrument duly executed by any such Stockholder or any officer, director, partner or controlling person of such Stockholder and stated to be specifically for use therein, and provided further that each Stockholder's liability hereunder (including, without limitation, Section 9) with respect to any particular registration shall be limited to an amount equal to the proceeds received by such Stockholder from the Restricted Securities sold by such Stockholder in such registration. The Company and the Stockholders shall be entitled to

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receive indemnities from underwriters, selling brokers, dealer managers and similar securities professionals, participating in any distribution of Restricted Securities to the same extent as provided above with respect to information so furnished in writing by such underwriters expressly for use in any prospectus or registration statement.

              (c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 8 (the "indemnified party") shall give notice to the party required to provide indemnification pursuant to this
Section 8 (the "indemnifying party") promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the indemnified party, and the indemnified party may participate in such defense at the indemnified party's expense; and provided, further, that the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this Section 8 except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is prejudiced solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         9. Contribution in Lieu of Indemnification. If the indemnification provided for in Section 8 hereof is unavailable to a party that would have been an indemnified party under any such section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to above in this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
Section 9 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any Person who was not guilty of such fraudulent misrepresentation.

         10. Rule 144 Requirements; Form S-3. The Company will use its reasonable best efforts in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-1, S-2, SB-1, SB-2 or S-3 (or any comparable forms adopted by the Commission) and to file all reports required to be filed by it under the Securities Exchange Act of 1934 in order that there will be publicly available current public information concerning the Company within the meaning of Rule 144(c) of the Commission under the Securities Act. The Company will furnish to any Stockholder, upon request made by such Stockholder, a written statement signed by the Company, addressed to such Stockholder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any Stockholder, upon receipt from such Stockholder of: (x) a certificate certifying: (i) that such Stockholder has held such Restricted Securities for a period of not less than three (3) consecutive years (or such shorter period as may be permitted by Rule 144 from time to time) within the meaning of Rule 144,
(ii) that such Stockholder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety-two (92) preceding days, (or such shorter period as may be permitted by Rule 144 from time to time) and (iii) as to such other matters as may be appropriate in accordance with such Rule; and
(y) if not waived in writing by the Company, an unqualified written opinion of counsel knowledgeable in securities law matters as to clauses (i) and (ii) above, addressed to the Company and reasonably acceptable in form and substance to the Company, remove from the stock certificates representing such Restricted Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act, and, thereupon, such Restricted Securities will cease to be Restricted Securities for purposes of this Agreement.

         11. Participation in Underwritten Registrations. No person may participate in any underwritten registration pursuant to this Agreement unless such person: (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions hereof, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Stockholder to be included in any underwritten registration shall be entitled at any time to withdraw such Restricted Securities from such registration prior to the execution of the related underwriting agreement in the event that such Stockholder shall disapprove of any of the terms of such agreement.

         12. Miscellaneous.

              (a) No Inconsistent Agreements. The Company hereby represents and warrants that it is not a party to or bound in any manner under, and covenants that it will not enter into at any time after the date hereof, any agreement or contract (whether written or oral) with respect to any of its securities which grants to any securityholder (other than under this Agreement) any demand registration rights or prevents the Company from complying in any respect with the registration rights granted by the Company to the Stockholders hereunder.

              (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this paragraph (b), may not be amended, modified or supplemented, and any waiver or consent to or any departure from any of the provisions of this Agreement may not be given and shall not become or be effective, unless and until (in each case) the Company shall have received the prior written consent of the holders of at least 66 2/3% of the Restricted Securities then outstanding to any such amendment, modification, supplement, waiver or consent; provided however, that any amendment, modification or waiver of any provision of this Agreement that affects only one or more particular parties hereto to this Agreement may become effective only with the written approval of such party or parties.

              (c) Restricted Securities Held by the Company. Whenever the consent or approval of Stockholders is required pursuant to this Agreement, Restricted Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Stockholders.

              (d) Term. The agreements of the Company contained in this Agreement shall continue in full force and effect so long as any Stockholder holds any Restricted Securities.

              (e) Notices. Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as provided below (a) when actually delivered, in person, (b) when telexed or telecopied to said address, confirmed by registered or certified mail, (c) when received if delivered by overnight courier, or (d) in the case of delivery by mail, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

         (i) if to a Stockholder, at such Stockholder's address on the stock transfer books of the Company (which the Company shall make available for determining the address of any Stockholder for notification purposes hereunder) with a copy to:

                   John E. Ottaviani, Esq.
                   Edwards & Angell
                   2700 Hospital Trust Tower
                   Providence, RI  02903

         (ii) if to the Company, at:

                   Three University Plaza
                   Hackensack, NJ  07601
                   Attention:  William Weiss, CEO
              with a copy to:

                   Richard A. Goldberg, Esq.
                   Shereff, Friedman, Hoffman & Goodman, L.L.P.
                   919 Third Avenue
                   New York, NY   10022

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 13(e).

              (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, subsequent holders of Stock agreeing to be bound by all of the terms and conditions of this Agreement by executing an Instrument of Accession in the form set forth in attached Exhibit A.

              (g) Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

              (h) Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect the meaning, construction or effect of any of the terms of this Agreement.

              (i) Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law.

              (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

              (k) Facsimile Execution. To evidence the fact that it has executed this Agreement, a party may send a copy of its executed counterpart to the other party by facsimile transmission. That party shall be deemed to have executed this Agreement on the date it sent such facsimile transmission. In such event, such party shall deliver to the other party the counterpart of this Agreement executed by such party for receipt on the next business day.

              (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                            PAPERCLIP SOFTWARE, INC.


                                            By /s/ William Weiss
                                              -------------------------------
                                            Title   CEO
                                                 ----------------------------


                                            PURCHASER:

                                            ACCESS SOLUTIONS INTERNATIONAL,
                                            INC.


                                            By: /s/ Robert H. Stone
                                              -------------------------------
                                                   Robert H. Stone
                                                   President and CEO